UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

May 3, 2004
(Date of earliest event reported)

THE NEIMAN MARCUS GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-9659 (Commission File Number)	95-4119509 (IRS Emplyer Identification No.)
One Marcus Square 1618 Main Street, Dallas, Texas (address of principal executive offices)	75201 (Zip Code)
Registrant's telephone number, including area code: 214-741-6911

Item 5.  Other Events and Regulation FD Disclosure.

(c)	Exhibits - The following exhibit is furnished pursuant to Item 7 as a part of this Report on Form 8-K:

99.1	Press Release dated May 3, 2004 announcing appointment of James Gold as President and Chief Executive Officer of Bergdorf Goodman, Inc.

Exhibit Index

99.1	Press Release dated May 3, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE NEIMAN MARCUS GROUP, INC.
(Registrant)

/s/ NELSON A. BANGS
Senior Vice President

Date: May 3, 2004